UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 6, 2011
Reynolds American Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
401 North Main Street,
Winston-Salem, NC 27101
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 336-741-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07      Submission of Matters to a Vote of Security Holders.
The annual meeting of shareholders of Reynolds American Inc., referred to as RAI, was held on May 6, 2011, in Winston-Salem, North Carolina. At that meeting, RAI’s shareholders considered and acted upon the following proposals:
Item 1: Election of Directors.
(a)	By the vote reflected below, RAI’s shareholders elected the following three individuals as Class I directors:

	For	Withheld	Broker Non-Votes
Luc Jobin	423,566,659	4,035,641	44,428,758
Nana Mensah	422,849,917	4,752,383	44,428,758
John J. Zillmer	423,098,366	4,503,934	44,428,758
(b)	By the vote reflected below, RAI’s shareholders elected the following individual as a Class II director:

	For	Withheld	Broker Non-Votes
John P. Daly	425,067,566	2,534,734	44,428,758
(c)	By the vote reflected below, RAI’s shareholders elected the following individual as a Class III director:

	For	Withheld	Broker Non-Votes
Daniel M. Delen	425,686,914	1,915,386	44,428,758
Item 2: Advisory Vote on the Compensation of Named Executive Officers.
     By the vote reflected below, RAI’s shareholders approved, on an advisory basis, the compensation of RAI’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
394,683,777	32,377,680	540,843	44,428,758
Item 3: Advisory Vote Regarding Frequency of Future Advisory Votes on the Compensation of Named Executive Officers.
     By the vote reflected below, RAI’s shareholders recommended, on an advisory basis, that RAI conduct future advisory votes on the compensation of RAI’s named executive officers on an annual basis:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
399,390,124	1,146,090	26,670,769	395,317	44,428,758
     After consideration of the recommendation of RAI’s shareholders, RAI’s Board of Directors has determined that RAI will hold future advisory votes on the compensation of RAI’s named executive officers on an annual basis until the next advisory vote regarding frequency.

Item 4: Amendment to the Articles of Incorporation.
     By the vote reflected below, RAI’s shareholders approved the amendment to RAI’s Amended and Restated Articles of Incorporation increasing the number of authorized shares of RAI common stock from 800,000,000 to 1,600,000,000:

For	Against	Abstentions
422,693,016	48,514,670	823,372
Item 5: Ratification of the Appointment of KPMG LLP as Independent Auditors.
     By the vote reflected below, RAI’s shareholders ratified the appointment of KPMG LLP as RAI’s independent auditors for fiscal year 2011:

For	Against	Abstentions
469,734,683	1,957,927	338,448
Item 6: Shareholder Proposal on Elimination of Classified Board.
     By the vote reflected below, RAI’s shareholders defeated the shareholder proposal on Elimination of Classified Board:

For	Against	Abstentions	Broker Non-Votes
146,687,660	280,369,338	545,302	44,428,758
Item 7: Shareholder Proposal on Eliminating Tobacco Flavoring.
     By the vote reflected below, RAI’s shareholders defeated the shareholder proposal on Eliminating Tobacco Flavoring:

For	Against	Abstentions	Broker Non-Votes
3,033,658	397,437,548	27,131,094	44,428,758
Item 8: Shareholder Proposal on Human Rights Protocols for the Company and its Suppliers.
     By the vote reflected below, RAI’s shareholders defeated the shareholder proposal on Human Rights Protocols for the Company and its Suppliers:

For	Against	Abstentions	Broker Non-Votes
39,359,637	361,299,871	26,942,792	44,428,758

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

Name: McDara P. Folan, III Title: Senior Vice President, Deputy General Counsel and Secretary

Date: May 10, 2011